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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 12 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 1997

                          MERIT Securities Corporation
               (Exact name of registrant as specified in charter)


          Virginia                     03992                  54-1736551
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


            10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia 23060

               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (804) 217-5800


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





Item 1.  Changes in Control of Registrant.
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.  Other Events.

         On December 23, 1997, the Registrant issued $1,310,017,530 initial principal balance of its Collateralized Bonds, Series 10, Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class B-1, Class B-2 and Class B-3 Bonds (the "Bonds") pursuant to the Series 10 Supplement dated as of December 1, 1997 (the "Series 10 Supplement"), to the Indenture dated as of December 1, 1997 (the "Original Indenture" and, collectively with the Series 10 Supplement, the "Indenture"), between the Registrant and Texas Commerce Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The Bonds were issued with the initial principal amount as set forth below. The Class Interest Rates and the Stated Maturities of the Bonds are as follows:

                                        Original                  Class Interest                  Stated
         Designation                Principal Amount                   Rate                      Maturity
Class 1-A1 Bonds                       $237,500,000                     (1)                December 28, 2016
Class 1-A2 Bonds                       $394,001,020                     (1)                November 28, 2025
Class 2-A1 Bonds                       $397,995,120                     (1)                May 28, 2025
Class 2-A2 Bonds                       $207,000,000                     (1)                June 28, 2030
Class B-1 Bonds                         $43,444,460                     (1)                December 28, 2031
Class B-2 Bonds                         $20,051,280                     (1)                December 28, 2031
Class B-3 Bonds                         $10,025,650                     (1)                December 28, 2031

(1) With respect to each Payment Date, the Class Interest Rates per annum will initially equal, subject to the Applicable Cap, One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus, in each case, the Applicable Spread. The Applicable Spread is initially 0.26% for the Class 1-A1 Bonds, 0.50% for the Class 1-A2 Bonds, 0.33% for the Class 2-A1 Bonds, 0.56% for the Class 2-A2 Bonds, 0.75% for the Class B-1 Bonds, 1.00% for the Class B-2 Bonds and 1.75% for the Class B-3 Bonds. The Applicable Cap per annum is 10.00% for the Class 1-A1, Class 1-A2, Class 2-A1 and Class 2-A2 Bonds, 10.25% for the Class B-1 Bonds, 10.50% for the Class B-2 Bonds and 11.25% for the Class B-3 Bonds. For the initial Payment Date, the Class Interest Rates per annum will be 6.22% for the Class 1-A1 Bonds, 6.46% for the Class 1-A2 Bonds, 6.29% for the Class 2-A1 Bonds, 6.52%, for the Class 2-A2 Bonds, 6.71% for the Class B-1 Bonds, 6.96%, for the Class B-2 Bonds and 7.71% for the Class B-3 Bonds. If the Issuer does not exercise its option to redeem the Bonds when it is first permitted to do so, the Applicable Spread and Cap will be increased as described herein

         As security for the Bonds, the Registrant pledged a pool of conventional, one- to four-family, fully amortizing first lien mortgage loans and manufactured housing installment sales contracts to the Trustee pursuant to the Indenture. Substantially all the loans and contracts were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated December 17, 1997, between the Registrant and IHC; the remainder were owned by the Registrant. In the case of certain of the loans, the Registrant pledge mortgage certificates representing substantially the entire interest in such loans.

         The Bonds have been sold by the Registrant to Lehman Brothers Inc., Greenwich Capital Markets, Inc., and Wheat, First Securities, Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated as of December 17, 1997, between the Underwriters, and the Registrant and IHC.

         The description of the Collateral pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

1)  Current Scheduled Principal Balance

                                Group I              Group II
Current Scheduled         Percent of Scheduled   Percent of Schedule
Principal Balances ($)    Principal Balance (%)  Principal Balance (%)
-----------------------------------------------------------------------
1-100,000                          7%                   22%
100,001-150,000                   20%                    4%
150,001-203,150                   20%                    5%
203,151-250,000                   18%                   12%
250,001-300,000                   11%                   15%
300,001-350,000                    7%                   10%
350,001-400,000                    5%                   10%
400,001-450,000                    3%                    5%
450,001-500,000                    3%                    6%
500,001-550,000                    2%                    3%
550,001-600,000                    1%                    2%
600,001-650,000                    1%                    3%
650,001-700,000                    1%                    *
700,001-800,000                    *                     1%
800,001-900,000                    *                     *
900,001-1,000,000                  *                     1%
1,000,001-2,000,000                *                     *
      Totals:                    100%                  100%

The average Scheduled Principal Balance for the Loans is $150,428, $182,601 for the Group I Loans and $127,587 for the Group II Loans.

The maximum Scheduled Principal Balance is $1,708,109 for the Loans, $1,126,497 for the Group I Loans and $1,708,109 for the Group II Loans.

The minimum Scheduled Principal Balance is $1,986 for the Loans, $21,184 for the Group I Loans and $1,986 for the Group II Loans.

2) Current Loan Rates             Group I              Group II
                            Percent of Scheduled   Percent of Schedule
Current Note Rate (%)       Principal Balance (%)  Principal Balance (%)
------------------------------------------------------------------------
5.000-5.999                           *                  4%
6.000-6.249                           *                  8%
6.250-6.499                           *                 15%
6.500-6.749                           *                 18%
6.750-6.999                           *                 16%
7.000-7.249                           *                  5%
7.250-7.499                           *                  1%
7.500-7.749                           *                  1%
7.750-7.999                           *                  2%
8.000-8.249                           *                  *
8.250-8.499                           1%                 2%
8.500-8.749                          43%                 1%
8.750-8.999                          44%                 3%
9.000-11.249                         12%                18%
11.250-15.749                         *                  5%
       Totals:                      100%               100%

The weighted average current Loan Rate is 8.18% per annum for the Loans, 8.81% for the Group I Loans and 7.55% for the Group II Loans.

The weighted average current Loan Rate of the Level Payment Loans and the Adjustable Rate Group II Loans is 9.60% and 6.98%, respectively.

3) Gross Margin on Adjustable Rate Loans

                                 Group I              Group II
                           Percent of Scheduled   Percent of Scheduled
  Gross Margins (%)        Principal Balance (%)  Principal Balance (%)
------------------------------------------------------------------------
2.625-2.749                            *                   *
2.750-2.999                           72%                 81%
3.000-3.249                           26%                  6%
3.250-3.499                            1%                  2%
3.500-3.749                            *                   2%
3.750-4.999                            *                   4%
5.000-8.125                            *                   5%
       Totals:                       100%                100%

The weighted average Gross Margin of the ARM Loans is approximately 2.97% per annum.

4) Remaining Term to Stated Maturity

                                  Group I              Group II
                            Percent of Scheduled    Percent of Schedule
Remaining Term (Months)     Principal Balance (%)   Principal Balance (%)
--------------------------------------------------------------------------
44-290                                12%                 7%
291-300                               82%                 3%
301-310                                7%                 *
310-320                                *                  4%
321-325                                *                  4%
326-330                                *                  1%
331-335                                *                  *
336-340                                *                  *
341-345                                *                  1%
346-350                                *                  2%
351-355                                *                 34%
356-360                                *                 42%
       Totals:                       100%               100%

The weighted average remaining term to stated maturity is 316 months for the Loans, 293 months for the Group I Loans and 340 months for the Group II Loans.

5) Original Loan-to-Value Ratio

                                   Group I               Group II
                             Percent of Scheduled   Percent of Scheduled
Loan-to-Value Ratio          Principal Balance (%)  Principal Balance (%)
-------------------------------------------------------------------------
50.00-below                            3%                   6%
50.01-55.00                            2%                   3%
55.01-60.00                            2%                   6%
60.01-65.00                            5%                   8%
65.01-70.00                            7%                  12%
70.01-75.00                           10%                  13%
75.01-80.00                           23%                  27%
80.01-85.00                           29%                   3%
85.01-90.00                            6%                  11%
90.01-100.00                          13%                  11%
       Totals:                       100%                 100%

The weighted average Loan-to-Value ratio is 75.86%

6) State Distribution

                           Group I                  Group II
                      Percent of Scheduled     Percent of Scheduled
      State           Principal Balance (%)    Principal Balance (%)
--------------------------------------------------------------------
Arizona                          *                    3%
California                      90%                  26%
Colorodo                         *                    5%
Florida                          2%                   1%
Georgia                          *                    4%
Illinois                         *                    9%
Indiana                          *                    1%
Maryland                         1%                   3%
Massachusetts                    *                    3%
Michigan                         *                   13%
Minnesota                        *                    1%
Missouri                         *                    1%
New Jersey                       *                    1%
North Carolina                   *                    3%
Ohio                             *                    2%
Oregon                           1%                   1%
Pennsylvania                     *                    1%
South Carolina                   *                    3%
Tennesse                         *                    1%
Texas                            *                    5%
Utah                             *                    1%
Virginia                         2%                   3%
Washington                       2%                   2%
Washington DC                    *                    1%
West Virginia                    *                    1%
Others*                          1%                   5%
     Totals:                   100%                 100%

*Others Includes
Alabama, Alaska, Arkansas, Connecticut, Delaware, Hawaii, Idaho, Iowa, Kansas, Kentucky, Louisiana, Maine, Mississippi, Montana, Nebraska, Nevada, New Hampshire, New Mexico, New York, Oklahoma, Rhode Island, South Dakota, Utah, Wisconsin, Wyoming

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  4.1 Series 10 Supplement dated December 1, 1997, between the Registrant and Texas Commerce Bank National Association, as Trustee.

                  4.2 First Supplemental Indenture dated as of December 1, 1997, between the Registrant and Texas Commerce Bank National Association, as Trustee.

                                INDEX TO EXHIBITS



                                                                                                    Page
Exhibit

4.1      Series 10 Supplement dated as of December 1, 1997, between Registrant and Texas
         Commerce Bank National Association.............................................................

4.2      First Supplemental Indenture dated as of December 1, 1997, between Registrant and
         Texas Commerce Bank National Association.......................................................


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 23, 1997
                          MERIT SECURITIES CORPORATION



                          By:      _____________________________
                                   Lisa R. Cooke, Vice President